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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         DATE OF REPORT: MARCH 14, 2002
                         ------------------------------
                        (Date of earliest event reported)



                             OVERSEAS PARTNERS LTD.
                             ----------------------
             (Exact name of registrant as specified in its charter)


       Islands of Bermuda                  0-11538                     N/A
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(State or other jurisdiction of       (Commission file         (I.R.S. Employer
incorporation or organization)             Number)           Identification No.)


         Cumberland House, One Victoria Street, Hamilton HM 11, Bermuda
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           (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code (441) 295-0788
                                                   --------------


                        Not Applicable
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Former name, former address and former fiscal year, if changed since last report

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ITEM 5 - OTHER EVENTS

On February 13, 2002 the Board of Directors of Overseas Partners Ltd. ("the Company") announced its decision to restructure the Company, discontinue writing new business in Bermuda, sell Overseas Partners U.S. Reinsurance Company and put the Company's Bermuda operations into runoff, (as set forth in the Company's press release of February 13, 2002). Pursuant to the terms of the Employment Agreement between the Company and Mary R. Hennessy (President & Chief Executive Officer), on March 14, 2002 Ms. Hennessy gave formal notice of her intention to terminate her employment no later than April 15, 2002. The Company is currently reviewing options for a successor.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned, hereunto duly authorized.

Date: March 20, 2002                            OVERSEAS PARTNERS LTD.
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                                                (Registrant)



                                                By: /s/ Mark R. Bridges
                                                    ----------------------------
                                                Mark R. Bridges
                                                Chief Financial Officer